SHORT-TERM BANK BORROWINGS	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
SHORT-TERM BANK BORROWINGS
13.	SHORT-TERM BANK BORROWINGS

In July 2017, the VIE, entered into a banking facility arrangement with Bank of Dalian Shanghai Branch, pursuant to which the VIE is entitled to borrow RMB denominated loan of RMB50 million ($7.6 million, equivalently), for a one-year period from July 25, 2017 to July 24, 2018.

The facility agreement was guaranteed by the Company’s shareholders, Ms. Zhu and Ms. Wang and Ms. Wang also provided her own property as collateral (Note 21).

On August 10, 2017 and August 16, 2017, the Group drew down RMB27 million ($4.1 million) and RMB23 million ($3.5 million), respectively, with fixed interest rate of 5.66% per annum.